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EXHIBIT 10.2

SCHEDULE OF PARTIES TO INDEMNITY AGREEMENT

        Each of the following officers and/or directors of 3Com Corporation has executed an indemnity agreement with 3Com Corporation as of the date set forth next to such persons name. With the exception of the party thereto, and the date of execution thereof, each such indemnity agreement is identical in all respects to the filed form of Indemnity Agreement filed as Exhibit 10.1 to Amendment No. 1 to 3Com's Form S-3 filed on April 9, 2003. The parties to the Indemnity Agreement, and the respective dates of execution, are as follows (in order of execution date):

        Paul G. Yovovich—June 22, 1997

        Eric A. Benhamou—June 30, 1997

        Mark Michael—July 30, 1997

        Bruce Claflin—August 10, 1998

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  EXHIBIT 10.2
SCHEDULE OF PARTIES TO INDEMNITY AGREEMENT